SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity

Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund and

Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

December 26, 2019

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to certain or each of the above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of a new sub-adviser, Parametric Portfolio Associates LLC (“Parametric”), to manage portions of the following Funds’ portfolios on a temporary basis at the discretion of the Funds’ investment adviser. Those Funds are the Low-Duration Bond Fund (the “LDBF”), Medium-Duration Bond Fund (the “MDBF”), Extended-Duration Bond Fund (the “EDBF”), Value Equity Fund (the “VEF”), Growth Equity Fund (the “GEF”), Small Cap Equity Fund (the “SCEF”) and International Equity Fund (the “IEF,” and collectively, with the LDBF, MDBF, EDBF, VEF, GEF and SCEF, the “Designated Funds”). There will be no change to the Designated Funds’ investment objectives, principal investment strategies or principal investment risks as a result of the appointment of Parametric. In addition, the overall management and advisory fees paid by the Designated Funds will not increase as a result of the appointment of Parametric.

The Board has also approved the appointment of a new sub-adviser, RBC Global Asset Management (UK) Limited (“RBC GAM UK”), to manage a portion of the Emerging Markets Equity Fund (the “EMEF”). There will be no change to the EMEF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of RBC GAM UK. In addition, the overall management and advisory fees paid by the EMEF will not increase as a result of the appointment of RBC GAM UK. The new sub-advisory agreement with RBC GAM UK has been approved in conjunction with the termination of the sub-advisory agreement with AQR Capital Management, LLC for the Integrated Alpha Strategy.

Pursuant to an exemptive order received by the Trust, which is discussed below, the appointments of Parametric and RBC GAM UK did not require a shareholder vote.

GuideStone Capital Management, LLC, the investment adviser to the Funds, expects that the appointments of Parametric and RBC GAM UK will enhance the investment services provided to, and improve the return potential of, the Funds.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity

Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund and

Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

December 26, 2019

This document is an Information Statement for shareholders of each of the above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about December 26, 2019, to the shareholders of record of each Fund as of November 29, 2019 (the “Record Date”).

As described in the Funds’ prospectus, the assets of certain Funds are, or may be, allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to approval of the Board of Trustees of the Trust (“Board”), to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreements with Parametric Portfolio Associates LLC (“Parametric”) on behalf of the Low-Duration Bond Fund (the “LDBF”), Medium-Duration Bond Fund (the “MDBF”), Extended-Duration Bond Fund (the “EDBF”), Value Equity Fund (the “VEF”), Growth Equity Fund (the “GEF”), Small Cap Equity Fund (the “SCEF”) and International Equity Fund (the “IEF,” and collectively, with the LDBF, MDBF, EDBF, VEF, GEF and SCEF, the

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“Designated Funds”) and RBC Global Asset Management (UK) Limited (“RBC GAM UK”), on behalf of the Emerging Markets Equity Fund (the “EMEF”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.

Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund: Appointment of Parametric Portfolio Associates LLC as Sub-Adviser

A.        Overview

On September 13, 2019, the Board voted to approve the selection of a new sub-adviser, Parametric, to manage portions of the Designated Funds’ portfolios on a temporary basis in consultation with the Adviser. Parametric began serving as sub-adviser to the Designated Funds on December 19, 2019. The investment objectives, principal investment strategies, principal investment risks and the overall management and advisory fees of the Designated Funds will remain unchanged as a result of the appointment of Parametric. Shareholder approval was not necessary for the appointment of Parametric pursuant to an exemptive order from the SEC.

B.        Appointment

At a regular, in-person meeting held on September 12-13, 2019, the Board, including the Trustees who are not “interested persons” (as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, Parametric or the Trust’s principal underwriter (“Independent Trustees”), considered and unanimously approved the Adviser’s proposal to appoint Parametric as a sub-adviser to manage portions of the Designated Funds’ portfolios on an as needed, temporary basis for risk management purposes pursuant to a sub-advisory agreement among the Trust, the Adviser and Parametric (the “Parametric Agreement”). In addition to Parametric, the previously appointed active sub-advisers to the Designated Funds will continue to provide sub-advisory services with respect to allocated portions of the Designated Funds, except that a portion of one or more of those sub-advisers’ respective allocations may be re-allocated to Parametric when a completion portfolio is being deployed. (A completion portfolio is a temporary investment portfolio designed to ensure that a Fund maintains its desired risk exposure.)

The Adviser’s recommendation to hire Parametric was based on its analysis of the Designated Funds’ investment objectives, the structure of the Designated Funds’ underlying sub-adviser composites and the Designated Funds’ risk profiles. The Adviser’s recommendation is intended to benefit the Designated Funds by providing the Adviser with an additional tool to manage the risk profile of a Designated Fund through the utilization of a temporary completion portfolio when markets move in an unexpected manner or other factors skew a Fund’s target alignment.

C.        Board Considerations

In making its determination to approve Parametric’s selection as a sub-adviser to the Designated Funds, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric; the fees charged by Parametric for its completion

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portfolio services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services and regarding the circumstances under which the Adviser expects to use completion portfolios. Among other things, the Board recognized that a completion portfolio is a custom solution designed to temporarily complement the Designated Funds’ active sub-adviser composite. The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive.

Because this engagement with Parametric for completion portfolio services would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Parametric did provide an estimate of profitability for providing its services to the Designated Funds. The Trustees considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.

The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board observed that Parametric would only be paid a sub-advisory fee by a Designated Fund for completion portfolio services during such time as a completion portfolio is being deployed. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the Designated Funds’ stated overall management and advisory fees would remain the same because a completion portfolio solution would be implemented on a limited or short-term basis. However, the Board acknowledged that during the deployment of a completion portfolio, a Fund’s actual overall management and advisory fees may decrease for a period of time due to the low-cost structure of the Parametric completion portfolios as compared to the fees paid to a Fund’s other sub-advisers. The Board also noted there would be no impact to the Adviser’s profitability as a result of the utilization of a completion portfolio.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the Designated Funds. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage a Designated Fund’s risk/return profile. The Adviser reminded the Board that Parametric currently serves as sub-adviser to the Trust’s cash overlay program, the Defensive Market Strategies Fund and the Strategic Alternatives Fund. The Board considered the Adviser’s representation that Parametric would be comfortable implementing completion portfolios in accordance with the Designated Funds’ faith-based investment (“FBI”) policy.

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Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the Designated Funds under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Parametric. In addition, since January 1, 2018, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or a material proposed transaction to which Parametric, any parent or subsidiary of Parametric or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Parametric. Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2019, Parametric had total firm AUM of approximately $258.3 billion. Parametric uses a team approach to manage assets. For the LDBF, MDBF and EDBF, the team includes Justin Henne, CFA®, Managing Director – Customized Equity Exposure, and Richard Fong, CFA®, Senior Portfolio Manager. For the VEF, GEF, SCEF and IEF, the team includes Thomas Seto, Head of Investment Management – Seattle Investment Center, and Paul Bouchey, CFA®, Chief Investment Officer. Messrs. Henne, Fong, Seto and Bouchey have more than five years of experience with Parametric. More information about Parametric is provided in Appendix C.

Comparison of the Management Fees. The overall management and advisory fees paid by the Designated Funds did not change as a result of the appointment of Parametric compared to the overall management and advisory fees paid by the Designated Funds prior to the effective date of the Parametric Agreement. The Designated Funds, and not the Adviser, pays the sub-advisory fees to Parametric directly; therefore, the appointment of Parametric is not expected to affect the Adviser’s profitability with respect to the Designated Funds.

Prior to the effectiveness of the Parametric Agreement, the Institutional Class and Investor Class of the LDBF, MDBF, EDBF, VEF, GEF, SCEF and IEF each paid overall management and advisory fees of 0.30%, 0.32%, 0.48%, 0.54%, 0.67%, 0.93% and 0.72%, respectively, of average daily net assets for the year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the LDBF, MDBF, EDBF, VEF, GEF, SCEF and IEF to the Adviser and to the sub-advisers to the LDBF, MDBF, EDBF, VEF, GEF, SCEF and IEF were $1,023,745 (0.11%) and $1,778,205 (0.19%), $1,970,655 (0.13%) and $2,912,869 (0.19%), $580,636 (0.25%) and $528,929 (0.23%), $4,672,749 (0.33%) and $2,933,666 (0.21%), $5,767,732 (0.33%) and $6,026,519 (0.34%), $1,887,784 (0.33%) and $3,414,656 (0.60%), and $4,932,354 (0.33%) and $5,883,764 (0.39%), respectively.

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Description of the Parametric Agreement. The Parametric Agreement became effective on December 19, 2019, and Parametric became available to provide services to the Designated Funds on that date. This description of the Parametric Agreement is qualified in its entirety by the form of the Parametric Agreement, which is included in Appendix D. The terms of the Parametric Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the Designated Funds’ other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The Parametric Agreement will continue in effect for an initial term of two years. Thereafter, the Parametric Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Designated Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Parametric Agreement, Parametric will manage the assets of the Designated Funds that are allocated to Parametric by the Adviser. Parametric has discretion pursuant to the Parametric Agreement to purchase and sell securities for its allocated segment of the Designated Funds’ assets in accordance with the Designated Funds’ objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Parametric. Although Parametric is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Parametric Agreement recognizes that Parametric may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Parametric Agreement also provides that Parametric will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Parametric effects on behalf of the Designated Funds and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Designated Funds’ performance with respect to Parametric’s investments on their behalf and make available to the Board and the Adviser any economic, statistical and investment services that Parametric normally makes available to its institutional investors or other customers.

The Parametric Agreement does not protect Parametric against liability to the Designated Funds or the Designated Funds’ shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the Parametric Agreement. The Parametric Agreement will terminate automatically with respect to the Designated Funds upon assignment or upon the

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termination of the Designated Funds’ Advisory Agreement with the Adviser. The Parametric Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	Emerging Markets Equity Fund: Appointment of RBC Global Asset Management (UK) Limited as Sub-Adviser

A.  Overview

On September 13, 2019, the Board voted to approve the selection of a new sub-adviser, RBC GAM UK, to manage a portion of the EMEF portfolio. RBC GAM UK replaced AQR Capital Management, LLC (“AQR”), with respect to the Integrated Alpha portfolio account. RBC GAM UK began serving as sub-adviser to the EMEF on September 30, 2019. There were no changes to the EMEF’s investment objective, principal investment strategies or principal investment risks, and the overall management and advisory fees of the EMEF remained unchanged as a result of the appointment of RBC GAM UK. Shareholder approval was not necessary for the appointment of RBC GAM UK pursuant to an exemptive order from the SEC.

B.  Appointment

At a regular, in-person meeting held on September 12–13, 2019, the Board, including the Independent Trustees, considered and unanimously approved the Adviser’s proposal to appoint RBC GAM UK as a sub-adviser to manage a portion of the EMEF’s portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and RBC GAM UK (the “RBC GAM UK Agreement”). The Adviser’s proposal was based on certain factors, including, but not limited to, its assessment of the performance and style of the RBC GAM UK strategy and the desire of the Adviser to enhance the risk/return profile of the EMEF. The Adviser also advised the Board that it believes that retaining RBC GAM UK will benefit the EMEF’s sub-adviser composite by providing: (1) emerging markets exposure that is complementary to existing sub-advisers; (2) a focused attentiveness to downside protection, which augments the existing sub-advisers; and (3) an avenue for future growth in the EMEF given the available capacity in the strategy. RBC GAM UK began providing sub-advisory services to the EMEF on September 30, 2019. In addition to RBC GAM UK, AQR, with respect to the 3-Alpha portfolio account, Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”), the other sub-advisers to the EMEF, continue to provide sub-advisory services with respect to allocated portions of the EMEF. Upon the appointment of RBC GAM UK, AQR’s allocated portion of the EMEF with respect to the 3-Alpha strategy decreased following the re-allocation of a portion of the assets to RBC GAM UK, but there was no change to either GSAM’s or Wellington’s allocated portions of the EMEF.

The Adviser’s recommendation to hire RBC GAM UK was based on its analysis of the EMEF’s investment objective and the structure of the EMEF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the EMEF by ensuring the continuity of the investment advisory services provided to the EMEF.

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C.  Board Considerations

In making its determination to approve RBC GAM UK’s selection as a sub-adviser to the EMEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by RBC GAM UK; composite back-tested performance history and composite live performance history for RBC GAM UK’s Emerging Markets Equity Focus Strategy (the “Focus Strategy”); the fees charged by RBC GAM UK for its Focus Strategy; and information regarding RBC GAM UK’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend RBC GAM UK. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to RBC GAM UK’s stated fee schedule.

Because this engagement with RBC GAM UK would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that RBC GAM UK did provide an estimate of profitability for providing its services to the EMEF. The Board considered the Adviser’s assessment of RBC GAM UK’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by RBC GAM UK, believed that RBC GAM UK was financially sound.

The Board considered the fees to be paid to RBC GAM UK under the RBC GAM UK Agreement, as well as the overall fee structure under the RBC GAM UK Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the EMEF’s overall management and advisory fees would remain the same following the appointment of RBC GAM UK, but may increase if the assets in the RBC GAM UK portfolio account fall below a pre-determined level. The Board also noted that the EMEF, and not the Adviser, would pay fees to RBC GAM UK directly, and that, as a result, the appointment of RBC GAM UK would not be expected to affect the Adviser’s profitability with respect to the EMEF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RBC GAM UK and its affiliates as a result of its arrangements with the EMEF. The Board concluded that any potential benefits to be derived by RBC GAM UK included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board noted the Adviser’s representation that RBC GAM UK would be comfortable managing the RBC GAM UK’s strategy in accordance with the EMEF’s FBI policy.

While noting that past performance does not indicate future results, the Board noted the inception date of the Focus Strategy (November 2018) and considered the Focus Strategy’s composite back-tested performance (since April 2010), gross of fees as of June 30, 2019, versus its benchmark, the MSCI Emerging Markets Index, had been favorable over historical time

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periods. The Board also noted that based on the back-tested performance, the Focus Strategy outperformed the benchmark index over the one-, three-, five- and seven-year periods ended June 30, 2019.

Recognizing the Focus Strategy’s inception date, the Board considered that while the Focus Strategy has a limited performance record, it is a derivative of RBC GAM UK’s flagship Emerging Markets Equity Strategy (the “Flagship Strategy”), with roughly an 85% overlap between the two strategies, which has an inception date of April 2010. Reference was made to the Focus Strategy’s use of the same portfolio management team as the Flagship Strategy, and the higher application standards adhered to by the portfolio management team for portfolio entrants to the Focus Strategy, and the fact that the Focus Strategy was a subset of the Flagship Strategy. The Board observed that the Flagship Strategy had experienced attractive performance outcomes relative to its benchmark, also the MSCI Emerging Markets Index, gross of fees, over the one-, three-, five- and seven-year periods ended June 30, 2019. Further, the Board took into account Trust management’s expectations for the Focus Strategy to perform well versus its benchmark over long-term periods based on the historical performance of the Flagship Strategy.

The Board noted that the Adviser had planned to engage a transition manager to re-allocate portions of the EMEF’s assets to RBC GAM UK. The Board also reviewed the Adviser’s estimate of the costs of the transition of assets.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that RBC GAM UK would provide investment management services that are appropriate in scope and that the fees to be paid to RBC GAM UK by the EMEF under the RBC GAM UK Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of RBC GAM UK. In addition, since January 1, 2018, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which RBC GAM UK, any parent or subsidiary of RBC GAM UK or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding RBC GAM UK. RBC GAM UK has been registered with the SEC as an investment adviser since September 2013 and is authorized and regulated by the Financial Conduct Authority of the United Kingdom. RBC GAM UK is a wholly owned subsidiary of Royal Bank of Canada Holdings (UK) Limited, which is a wholly owned subsidiary of Royal Bank of Canada. As of September 30, 2019, RBC GAM UK had approximately $33.7 billion in AUM. Philippe Langham, ACA, is responsible for the day-to-day management of the portion of the EMEF assigned to RBC GAM UK. Mr. Langham is a Senior Portfolio Manager and is the lead manager for the RBC GAM UK Flagship Strategy and Emerging Markets Small Cap Equity Strategies. Mr. Langham joined RBC GAM UK in 2009. More information about RBC GAM UK is provided in Appendix E.

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Comparison of the Management Fees. The overall management and advisory fees paid by the EMEF did not change as a result of the appointment of RBC GAM UK compared to the overall management and advisory fees paid by the EMEF prior to the effective date of the RBC GAM UK Agreement. The EMEF, and not the Adviser, pays the sub-advisory fees to RBC GAM UK directly; therefore, the appointment of RBC GAM UK is not expected to affect the Adviser’s profitability with respect to the EMEF.

Prior to the effectiveness of the RBC GAM UK Agreement, the Institutional Class and Investor Class of the EMEF each paid overall management and advisory fees of 0.94% of average daily net assets for the year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the EMEF to the Adviser and the sub-advisers to the EMEF were $1,565,001 (0.33%) and $2,886,607 (0.61%), respectively.

Description of the RBC GAM UK Agreement. The RBC GAM UK Agreement became effective on September 30, 2019, and RBC GAM UK began providing services to the EMEF on September 30, 2019. This description of the RBC GAM UK Agreement is qualified in its entirety by the form of the RBC GAM UK Agreement, which is included in Appendix F. The terms of the RBC GAM UK Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the EMEF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification, applicable law to include both the United States and the United Kingdom, as applicable, and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The RBC GAM UK Agreement will continue in effect for an initial term of two years. Thereafter, the RBC GAM UK Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the EMEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the RBC GAM UK Agreement, RBC GAM UK will manage the assets of the EMEF that are allocated to RBC GAM UK by the Adviser. RBC GAM UK has discretion pursuant to the RBC GAM UK Agreement to purchase and sell securities for its allocated segment of the EMEF’s assets in accordance with the EMEF’s objective, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to RBC GAM UK. Although RBC GAM UK is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The RBC GAM UK Agreement recognizes that RBC GAM UK may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The RBC GAM

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UK Agreement also provides that RBC GAM UK will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions RBC GAM UK effects on behalf of the EMEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the EMEF’s performance with respect to RBC GAM UK’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that RBC GAM UK normally makes available to its institutional investors or other customers.

The RBC GAM UK Agreement does not protect RBC GAM UK against liability to the EMEF or the EMEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the RBC GAM UK Agreement. The RBC GAM UK Agreement will terminate automatically with respect to the EMEF upon assignment or upon the termination of the EMEF’s Advisory Agreement with the Adviser. The RBC GAM UK Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.        Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2018, the following Funds paid aggregate brokerage commissions to affiliated brokers: (i) the MDBF paid $34,044 or 11.77% to Goldman, Sachs & Co. (“Goldman Sachs”); and (ii) the EMEF paid $115 or 0.01% to Goldman Sachs.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements,

11

prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

December 26, 2019

12

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF NOVEMBER 29, 2019

Fund	Institutional Class	Investor Class

Low-Duration Bond Fund	56,419,826.360	17,542,037.009

Medium-Duration Bond Fund	94,827,742.871	20,118,294.091

Extended-Duration Bond Fund	6,752,164.141	7,166,404.478

Value Equity Fund	39,468,845.806	18,178,322.962

Growth Equity Fund	33,128,445.959	26,994,248.655

Small Cap Equity Fund	20,732,571.486	16,029,718.034

International Equity Fund	66,426,561.240	24,242,030.096

Emerging Markets Equity Fund	44,231,822.557	6,969,435.257

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 29, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	8,959,131.216	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,053,451.312	23%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,149,417.464	7%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,116,501.553	50%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,630,453.094	23%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	4,222,804.368	59%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,654,335.944	23%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,213,151.762	62%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,979,620.399	22%
Value Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	985,591.634	5%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,622,137.838	65%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,787,852.102	21%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,556,762.868	66%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 29, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,456,757.866	22%
Small Cap Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	859,188.908	5%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,700,693.416	57%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,203,353.885	21%
International Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,231,682.800	5%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,293,520.495	47%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,442,500.057	21%
Emerging Markets Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	532,733.389	8%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	472,197.546	7%
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas, TX 75381-9109	370,782.854	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,635,951.766	33%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,506,236.554	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 29, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	7,398,499.649	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,841,717.325	10%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 819109 Dallas, TX 75381-9109	2,829,539.600	5%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	24,181,204.471	25%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	23,073,125.210	24%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	11,049,364.557	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	10,397,294.815	11%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,405,120.764	9%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,602,267.706	53%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,455,815.916	22%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,243,436.078	18%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,593,276.410	34%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 29, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,074,371.087	28%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,380,599.090	21%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,871,410.635	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,315,455.871	31%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,472,033.306	26%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,401,378.743	19%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,615,075.270	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,515,824.576	17%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,848,768.983	14%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,830,311.206	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,182,895.237	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,095,852.596	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 29, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,072,349.616	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	1,868,686.436	9%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	22,721,122.778	34%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,681,806.774	28%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,760,754.900	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,005,232.594	20%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,487,111.309	17%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,580,270.865	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,515,804.949	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	5,400,529.799	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	4,841,635.913	11%

APPENDIX C

MORE INFORMATION ABOUT PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC (“Parametric”), with principal offices at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Eaton Vance Corp. (“EVC”), through its wholly owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains 100% voting control of Parametric, a current profit interest of 99.90%, and a current capital interest of 100%. Employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest of 0.10%. As of September 30, 2019, Parametric had approximately $258.3 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Parametric:

Name	Principal Occupations	Business Address
Brian Langstraat	Chief Executive Officer	800 Fifth Avenue, Suite 2800 Seattle, WA 98104
Randall Hegarty	Chief Compliance Officer	800 Fifth Avenue, Suite 2800 Seattle, WA 98104
Tom Lee	Managing Director, Investment Strategy & Research	3600 Minnesota Drive, Suite 325 Minneapolis, MN 55435

Parametric does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that proposed for the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund.

C-1

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a non-profit limited liability company organized under the laws of the State of Texas, and PARAMETRIC PORTFOLIO ASSOCIATES LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund (each, the “Fund” and collectively, the “Funds”) are each series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Funds; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Funds;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of each Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.         Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.         Duties as Sub-Adviser.

(a)       Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will (i) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Funds; and (ii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)       In accordance with each Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)       The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of each Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)       Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)       In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. This will not be deemed to prohibit: (i) the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets; (ii) the Sub-Adviser from consulting with any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) the Sub-Adviser from consulting with a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of each Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)       All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)       The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)       In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund Account assets.

(j)       The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or each Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of each Fund, or to meet other regulatory or tax requirements applicable to each Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to each Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)       As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)       The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

4.         Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and each Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.         Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.         Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. Each Fund shall be responsible for its expenses.

7.         Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.         Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.         Indemnification.

(a)       The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)       The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)       The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)       The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)       The indemnification in this Section 9 shall survive the termination of this Agreement.

10.       Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)       The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)       The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of each Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.       Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)       The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.       Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)       The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)       The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)       The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)       The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)       The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)       The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. For clarity purposes, the Sub-Adviser may identify each Fund as a client during the term of this Agreement, with such right terminating upon termination of this Agreement, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.       Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.       Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.       Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.       Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)       Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.       Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of each Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.       Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.       Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.       No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.       Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

21.       Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of the Chief Investment Officer.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of December 19, 20191.

GUIDESTONE FUNDS 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244
Attest
By:		By:
Name:	Melanie Childers	Name:	David S. Spika
Title:	Vice President –	Title:	Executive Vice President
Fund Operations

GUIDESTONE CAPITAL MANAGEMENT, LLC 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244
Attest
By:		By:
Name:	Melanie Childers	Name:	Matt. L. Peden
Title:	Vice President –	Title:	Vice President and
	Fund Operations		Chief Investment Officer

PARAMETRIC PORTFOLIO ASSOCIATES LLC 800 Fifth Avenue Suite 2800 Seattle, Washington 98104

Attest
By:		By:

Name:		Name:

Title:		Title:

1 Original agreement dated December 19, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE DECEMBER 19, 2019

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include the notional value and initial margin amounts for all derivatives positions managed by Sub-Adviser for each Fund, in sufficient detail to allow GuideStone Capital Management, LLC to perform calculations to determine if each Fund is in compliance with CFTC Rule 4.5.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

4.	Report on notice of regulatory examinations and summary of any exam reports.

Annually

1.

SAS 70SSAE 16 / SOC 1 report or other internal control reports for Parametric’s Seattle office and, if and when available, for Parametric’s Minneapolis office. GuideStone acknowledges that Parametric does not currently obtain a SAS70 SSAE 16 / SOC 1 report for the Minneapolis office, but is currently contemplating doing so for the 2020 fiscal year. Updated proxy voting policy.

2.	Current code of ethics and Rule 17j-1 certification paragraph.
3.	Report showing proof of liability and fiduciary insurance coverage.
4.	Updated Form ADV Parts 1 and 2, or more frequently if materially revised during the year.
5.	Complete requested Section 15(c) questionnaire and provide information reasonably requested by the Board in connection with its review of the sub-advisory contract.
6.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any material changes in the Fund Account management team.
5.	Inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Parametric Portfolio Associates LLC, (“Sub-Adviser”) relating to the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund (each, the “Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of each Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of each Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of each Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer

APPENDIX E

MORE INFORMATION ABOUT RBC GLOBAL ASSET MANAGEMENT (UK) LIMITED

RBC Global Asset Management (UK) Limited (“RBC GAM UK”), with principal offices at 77 Grosvenor Street, London, W1K 3JR, United Kingdom, is an investment adviser formed in 1998 under the laws of the United Kingdom and is a wholly owned direct subsidiary of Royal Bank of Canada Holdings (U.K.) Limited, a company formed in the United Kingdom and which is a wholly owned subsidiary of the Royal Bank of Canada (“RBC”). RBC is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange. RBC GAM UK is also part of RBC Global Asset Management (“RBC GAM”), the asset management division of RBC, which includes but is not limited to RBC GAM UK, RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., and BlueBay Asset Management LLP, which are separate but affiliated corporate entities. As of September 30, 2019, RBC GAM UK had approximately $33.7 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of RBC GAM UK:

Name	Principal Occupations	Business Address
Dave Thomas (Chair)	Chief Executive Officer, RBC Capital Markets	Thames Court, 1 Queenhithe, London EC4V 3DQ, United Kingdom
Clive Brown	Chief Executive Officer, RBC GAM International	77 Grosvenor Street, London, W1K 3JR, United Kingdom
Dan Chornous	Global Chief Investment Officer, RBC GAM	155 Wellington St W, Toronto, ON M5V 3K7, Canada
Luc Leclercq	Chief Operating Officer, BlueBay Asset Management	77 Grosvenor Street, London, W1K 3JR, United Kingdom
Chris Wiksyk	Chief Operating Officer, RBC GAM UK	77 Grosvenor Street, London, W1K 3JR, United Kingdom

RBC GAM UK also serves as an investment adviser or sub-adviser to the following registered investment companies, which have investment objectives similar to the Emerging Markets Equity Fund.

Fund	Approximate Net Assets as of September 30, 2019 (in millions)	Annual Investment Advisory Fee
RBC Emerging Markets Equity Fund	$1,261	0.80%*
RBC Emerging Markets Equity Small Cap Fund	$ 4	1.25%**

E-1

Fund	Approximate Net Assets as of September 30, 2019 (in millions)	Annual Investment Advisory Fee
HC Capital Trust – The Emerging Markets Portfolio	$ 276	0.80% on first $100 million; 0.65% on next $150 million; 0.60% on assets in excess of $250 million***

*Management fees of the fund. RBC GAM UK receives 0.48% for its role as sub-adviser to the fund, which is 60% of the total management fee.

**Management fees of the fund. RBC GAM UK receives 0.75% for its role as sub-adviser to the fund, which is 60% of the total management fee.

***For its services with respect to the portion of The Emerging Markets Portfolio allocated to RBC GAM UK. The fee is calculated based on combined assets, which refers to the aggregate of all assets of the portfolio managed by RBC GAM UK and any assets of other clients of HC Capital Solutions managed by RBC GAM UK using the same strategy.

E-2

APPENDIX F

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and RBC GLOBAL ASSET MANAGEMENT (U.K.) LIMITED, a registered investment adviser organized under the laws of the United Kingdom (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Emerging Markets Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.         Applicable Law. For the purposes of this Agreement, “Applicable Law” means statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, permits, codes, licenses, guidelines, policies, rules of common law or any interpretation of any of the foregoing by any governmental authority in force and effect in the United Kingdom and the United States of America any other relevant jurisdiction to which the Sub-Adviser, Adviser, Trust and/or their Associates, as the case may be, are deemed to be subject to in relation to the performance of this Agreement or the transactions contemplated hereby, including without limitation any acts or proceedings to enforce the same.

2.         Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, subject at all times to Applicable Law and on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

3.         Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

4.         Duties as Sub-Adviser.

(a)       Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)       In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)       The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 4(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid, excluding research, by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, excluding research, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)       Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)       In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)       All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)       The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)       In accordance with procedures adopted by the Board, as amended from time to time, and upon reasonable request the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator is not able to obtain prices for in its ordinary course of business. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request. For the avoidance of doubt, records of the Custodian shall be deemed to be the Fund’s official records.

(j)       The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)       As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)       The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

5.         Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

6.         Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

7.         Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

8.         Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly, within eight business days after month end under normal conditions, by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account and shall provide the Sub-Adviser with such monthly calculations used to compute such compensation within eight business days after month end under normal conditions.

9.         Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

10.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)        The indemnification in this Section 10 shall survive the termination of this Agreement.

11.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board in accordance with the terms of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account as is necessary for the Sub-Adviser to carry out its obligations under this Agreement and such other information as is reasonably requested by the Sub-Adviser.

12.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

13.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. Subject to Applicable Law, the Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person as defined in the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

14.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

15.        Confidentiality. Subject to the duty of the parties to comply with Applicable Law, including any demand of any regulatory or taxing authority having jurisdiction:

(a)        the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof;

(b)        the Adviser consents to the Sub-Adviser transferring information relating to the Fund to an affiliate of the Sub-Adviser that provides certain back office systems and support for the Sub-Adviser including trade settlement, reporting and proxy voting administration; and

(c)        the Adviser agrees that the Sub-Adviser may use Royal Bank of Canada centralised systems and/or systems resources, consultants or contractors in other countries such as Canada or the United States of America. The use of such centralised systems allows for certain efficiencies including operating and managing systems, record keeping, systems back-up and data recovery, risk evaluations, KYC, and anti-money laundering screening. This may result in confidential information being transmitted through or stored or processed in another jurisdiction, provided that the Sub-Adviser shall ensure that any such affiliate keeps such information confidential and will only disclose the confidential information beyond Royal Bank of Canada employees, consultants or contractors if and when required to disclose by law or regulation, when it is requested by regulatory or fiscal authorities or courts of competent jurisdiction, or when it is necessary to disclose to their advisors.

16.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

17.        Duration and Termination.

(a)        Unless terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement where and only where termination occurs as a result of assignment by the Sub-Adviser.

18.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally. Amendment may only be by an instrument in writing signed by both parties. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

19.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

20.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

21.        Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute usual and customary information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser. Should the Adviser or Trust wish to use any trademark, service mark, symbol or logo of the Sub-Adviser, it will be required to enter into a separate license agreement with the Sub-Adviser’s parent company, the Royal Bank of Canada. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

22.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

23.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

24.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

25.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of Ellouise Day.

26. Complaints. The Sub-Adviser has established procedures for the effective consideration of complaints by the Adviser. All formal complaints should in the first instance be made in writing to the Sub-Adviser by the following means:

If by email, to: rbcgamukclients@rbc.com

If by post, to:        Client Services (Heidi Gunkel)

RBC Global Asset Management (UK) Limited

77 Grosvenor Street

London

W1K 3BF

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of September 30, 2019.1

GUIDESTONE FUNDS – EMERGING MARKETS EQUITY FUND 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244-6152
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244-6152
Attest
By:		By:
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and Chief Investment Officer	Title:	President

RBC GLOBAL ASSET MANAGEMENT (U.K.) LIMITED 77 Grosvenor Street 2nd Floor London W1K 3JR United Kingdom
Attest
By:		By:

Name:		Name:

Title:		Title:

1 Original Agreement dated September 30, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE SEPTEMBER 30, 2019

Monthly

4.	Transaction and valuation reports, including investment performance.
5.

Report showing the derivative holdings, if applicable. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

6.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

5.	GuideStone Funds Compliance Checklist.
6.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

7.	Commission recapture report, if applicable.
8.

All fixed income Sub-Advisers utilizing derivatives, if applicable, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

9.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
10.	Attribution analysis report.
11.	Liquidity summary which is a one-page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
12.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

13.	Report on notice of regulatory examinations and copies of any exam reports.
14.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

11.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

12.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

13.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
14.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
15.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
16.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
17.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
18.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
19.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

20.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 8 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and RBC Global Asset Management (U.K.) Limited, (“Sub-Adviser”) relating to the Emerging Markets Equity Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly, within eight business days after month end under normal conditions, by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser (those assets being referred to as the “Fund Account”).

Average Daily Net Assets                             Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer